CDI Corp. CDI Corp. Committed to creating shareholder value through long-term profitable growth Exhibit 99.2 * * * * * * * * * * *

NYSE: CDI
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  All statements that address expectations or projections about the future, including statements about our strategy for growth, expected expenditures and future financial results are forward-looking statements.  Some of the forward-
looking statements can be identified by words like  "anticipates," "believes," "expects," "may,"
"will," "could," “intends," "plans," "estimates," and similar expressions.  These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict.  Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements depending on a variety of factors, including the following:  changes in general economic conditions and levels of capital spending by customers in the industries we serve; possible inaccurate assumptions or forecasts regarding the bill rate, profit margin, duration of assignment and utilization rate applicable to our billable personnel; competitive market pressures; the availability of qualified labor; changes in customers' attitudes towards outsourcing; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; our ability to pass onto customers increases in our costs (such as those relating to workers’ compensation insurance or which may arise from regulatory requirements); our performance on our customer contracts; the possibility of our incurring liability for our activities, including the activities of our temporary employees; and government policies or judicial decisions adverse to the staffing industry. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the “Risk Factors” section of our Form 10-K’s and the “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” section of our Form
10-K ‘s and Form 10-Q’s.  Readers are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date hereof.  We assume no obligation to update such statements, whether as a result of new information, future events or otherwise.
Caution Concerning Forward-Looking Statements
Caution Concerning Forward-Looking Statements

NYSE: CDI
CDI At A Glance
CDI At A Glance
FOUR MAJOR BUSINESS UNITS
Management Management
Recruiters Recruiters
International International
$62.3MM*
Todays Staffing Todays Staffing
$149.1MM*
AndersElite AndersElite
$184.4MM*
CDI CDI
Business Business
Solutions Solutions
$737.8MM*
2005 Consolidated Revenue:  $1,133.6mm
2005 % Total Revenue
9.3%
BSG
38.1%
Anders
16.0%
Anders
16.3%
13.2%
2005 % Total Operating Profit
(pre-corporate allocation)
*2005 Full Year Revenue
BSG
65.0%
MRI
Todays
Todays
MRI
36.6%

NYSE: CDI
Todays Staffing
Todays Staffing
• Temporary, permanent placement and managed staffing
of administrative, financial and legal professionals
• 75 company-owned and franchised offices in the U.S.
and Canada
• Positioned as provider of high-quality candidates while
delivering competitively superior value
$149.1mm
(+22.0%)
$122.3mm Total Revenue
100.0% 100.0% Total %
2.3% 2.8% Permanent Placement & Royalties
97.7% 97.2% Staffing Services
2005
(Full Year)
2004
(Full Year)
Revenue Source

NYSE: CDI
AndersElite
AndersElite
• Provides building and construction professionals for private and government-funded design and construction projects
• Focus is in U.K. and, to a lesser degree, Australia
• 16 company-owned offices principally in the U.K.
• Powerful candidate sourcing capability to deliver client value in all levels of permanent, temporary and contract
recruitment of built environment specialists
$184.4mm
(+11.1%)
$166.1mm Total Revenue
100.0% 100.0% Total %
10.1% 9.6%
Permanent Placement &
Royalties
89.9% 90.4% Staffing Services
2005
(Full Year)
2004
(Full Year)
Revenue Source

NYSE: CDI
Management Recruiters International
Management Recruiters International
• Global franchise network and specialty staffing firm; One of the world’s largest executive search and recruitment organizations
• Approximately 900 franchised offices in the U.S. and 200
franchised offices in over 35 countries
• Provides comprehensive support and training services to
franchisees, who in turn, provide permanent placement
services and temporary staffing services to their customers to find and place “Impact Players”
48.3% 49.5%
Permanent Placement &
Royalties
$62.3mm
(+11.1%)
$56.0mm Total Revenue
100.0% 100.0% Total %
4.8% 7.5% Franchise Fees
46.9% 43.0% Staffing Services
2005
(Full Year)
2004
(Full Year)
Revenue Source

NYSE: CDI
CDI Business Solutions
CDI Business Solutions
• Offers engineering and IT outsourced solutions, professional staffing and managed staffing services
• Includes Aerospace, Government Services, IT Services, Life
Sciences and Process & Industrial verticals
• 69 offices in the U.S. as well as offices in Canada, Germany and Mexico
• Leverages speed, skill and scale to enable clients to achieve higher ROI utilizing skilled CDI professionals and superior
project management capabilities
47.8% 40.0% Project Outsourcing
$737.8mm
(+5.3%)
$700.8mm Total Revenue
100.0% 100.0% Total %
0.6% 0.4% Permanent Placement
51.6% 59.6% Staffing Services
2005
(Full Year)
2004
(Full Year)
Revenue Source

NYSE: CDI
CDI Business Solutions:  Key Verticals
CDI Business Solutions:  Key Verticals
- Financial, Banking, Insurance, Travel, Automotive
- Sample Services: IT Staffing, Outsourcing Solutions
CDI-IT Services –
CDI-IT Services –
36.0%*
36.0%*
- Chemicals, Oil, Gas, Refining, Telecom, Power Generation
- Sample Services: Engineering, Procurement, Construction
Management, Feasibility Studies & Process Consulting, Turnaround
Services
CDI-Process & Industrial –
CDI-Process & Industrial –
45.3%*
45.3%*
-
Commercial & Military Aerospace, Satellite/Space Systems
- Sample
Services:
Mechanical Design & Structural Analysis, Electronics,
Technical Publications, Logistics
CDI-Aerospace –
CDI-Aerospace –
11.2%*
11.2%*
* % 2005 Business Solutions Revenue

NYSE: CDI
CDI Business Solutions:  Key Verticals (cont.)
CDI Business Solutions:  Key Verticals (cont.)
~ U.S. Government Agencies & U.S. Allies
~ Sample Services: Marine Design, Systems Development,
Military Aviation Support, IT Solutions
CDI-Government Services –
CDI-Government Services –
6.4%
6.4%
* *
~ Pharmaceutical, Biotechnology
~ Sample Services: Feasibility Studies, Site Selection, Facility
Design, Start Up Services, Validation, Pharmaceutical &
Biotechnology Staffing
CDI-Life Sciences –
CDI-Life Sciences –
1.1%
1.1%
* *
* % 2005 Business Solutions Revenue

NYSE: CDI
Permanent Placement
IT Staffing
Engineering Staffing
Professional Staffing
Temporary Staffing
IT Solutions
Engineering Solutions
Design & Drafting
Technical Manufacturing
Regulatory Compliance
Validation
Engineering Outsourcing
IT Sourcing
Project Management
Construction
Management
Managed Staffing
SOURCE
SOURCE
TALENT
TALENT
ENGINEER
ENGINEER
SOLUTIONS
SOLUTIONS
MANAGE
MANAGE
SOLUTIONS
SOLUTIONS
A Unique Single-Source Provider
A Unique Single-Source Provider

NYSE: CDI
•
Phase I (2002-2003):  Restructure
– Exit non-strategic business
– Cut costs
•
Phase II (2004):  Create Industry-Focused Organization
– CDI Business Solutions aligned in five industry verticals
– New National Sales organization
– Build strategies to move up customer value continuum
•
Phase III (2005 -
2006):  Create Profitable Revenue Growth
– Implement and execute strategic growth plan
3-Phase Repositioning
3-Phase Repositioning

ROA ADVANTAGE:
Client
Perm Placement/
Royalties
Engineering /
IT Outsourcing
Managed Staffing
IT Staffing
Technical Staffing
Admin Staffing
CDI
Shareholders
ROA ADVANTAGE:

12 NYSE: CDI 3-Phase Repositioning (cont.) 3-Phase Repositioning (cont.) SERVICE OFFERING SERVICE OFFERING CDI VALUE CONTINUUM CDI VALUE CONTINUUM

NYSE: CDI
•
2005 Key Results
– Positive organic year-over-year revenue growth of 8.5%
– Revenue momentum into 2006 – Q4 exit revenue growth of 11.3% with strength in virtually all CDI business sectors
– Solid growth in net earnings despite increased compliance and regulatory expenses and other out-of-pattern expenses
– Significant new account wins and strong pipeline of new business
– Within a strong business environment characterized by:
• Solid GDP growth
• Robust capital spending patterns in key verticals
• Solid demand for permanent and contingent hiring
3-Phase Repositioning (cont.)
3-Phase Repositioning (cont.)

NYSE: CDI
CDI’s customers leverage our skill, speed and scale to achieve a faster and higher return on capital investment.  CDI offers clients a single-source provider of best-of-breed engineering and IT solutions and professional staffing; freeing our
customers to focus on their core competencies, accelerate
change and drive profitable growth.
Value Proposition
Value Proposition

NYSE: CDI
•
Reposition CDI to be a single-source provider of engineering and
IT solutions and professional staffing
•
Capture market share in key verticals by:
– Continuing to execute business solutions focusing on higher knowledge content and longer cycle areas
– Increasing recruiter productivity
– Leveraging industry expertise in key verticals to provide tailored products to customers
•
Expand permanent placement business, including MRI growth
into new international markets with master franchise model
•
Build skill and scale to enhance core capabilities and expand company’s range of services
Strategic Growth Plan
Strategic Growth Plan

NYSE: CDI
•
Leverage cash-generative business model to support organic growth and anticipated capital spending
•
Expect to achieve pre-tax return on invested capital of 20%+ by end of
2006 and redeploy assets unable to meet target
•
Maintain financial discipline and lean headquarter operations to generate highly-leveraged variable contribution and, over time, return to above historic operating margins which were, at their peak, approximately 5%
•
Derive at least 60% of revenues from higher-margin, longer cycle business
•
Maintain or establish a top five leadership position in targeted verticals
Strategic Growth Plan (cont.)
Strategic Growth Plan (cont.)

NYSE: CDI
•
A strong balance sheet and lean cost structure
•
Forward visibility – strong pipeline of new wins, continued strength in hiring demand and strength in client capital expenditure could produce full year 2006 organic revenue growth of 10 – 12%
•
Business model produces solid cash flow to enable organic growth and dividend payments
– Paid quarterly dividends totaling $0.40 per share – 2004
– Paid two special dividends of $2.00 per share – 2003 and 2004
– Paid quarterly dividend totaling $0.44 per share – 2005
Investment Summary
Investment Summary

NYSE: CDI
•
Unique player in the Professional Services sector
– Less cyclical with more than 50% of revenues from higher-margin, longer-cycle engineering and IT business
– Only single-source provider of engineering and IT solutions and professional staffing
•
Long-term client relationships at senior levels in Fortune 1000 companies
•
Poised to leverage highly favorable incremental margins at MRI as recovery in permanent placement marketplace continues
•
Poised to leverage anticipated increase in capital spending through business model which can create variable contribution margin in the low to mid teens
Investment Summary (cont.)
Investment Summary (cont.)

19 www.cdicorp.com www.cdicorp.com * * * * * * * * *